UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2006

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5002 Buckeye Road P.O. Box 368
Emmaus, PA	18049
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

Partnership Agreement and Incentive Compensation Agreement.  On August 9, 2006, Buckeye GP Holdings L.P. (“BGH”), the indirect owner of Buckeye GP LLC (the “General Partner”), which is the general partner of Buckeye Partners, L.P. (the “Partnership”), consummated its initial public offering of its Common Units. In connection with the closing of the offering, BGH and the General Partner restructured the ownership of the General Partner.  MainLine Sub LLC (“MainLine Sub”), a wholly owned subsidiary of BGH and the owner of the General Partner, assigned all of its rights under the Fourth Amended and Restated Incentive Compensation Agreement, dated as of December 15, 2004, between MainLine Sub and the Partnership to the General Partner.  Thereafter, the Partnership and the General Partner amended and restated that agreement by entering into the Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006 (the “Incentive Compensation Agreement”).  On August 9, 2006, the Partnership and the General Partner also entered into the Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P. (the “Partnership Agreement”).  The amendments set forth in the Incentive Compensation Agreement and the Partnership Agreement reflect the assignment of the Incentive Compensation Agreement to the General Partner and clarify that the rights of the General Partner under the Incentive Compensation Agreement and the Partnership Agreement are a general partner interest in the Partnership and that the distributions to the General Partner pursuant to the Incentive Compensation Agreement and the Partnership Agreement are distributions in respect of such partnership interest.  The Partnership Agreement is filed as Exhibit 3.1 to this Form 8-K and is incorporated in this Item 1.01 by reference, and the Incentive Compensation Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Agreements Related to the Operating Partnerships.  Immediately prior to the closing of the BGH offering, in connection with the restructuring of the ownership of the General Partner, the General Partner transferred its approximate 1% general partner interest in each of Buckeye Pipe Line Company, L.P. (“Buckeye Pipe Line”), Laurel Pipe Line Company, L.P. (“Laurel”), Everglades Pipe Line Company, L.P. (“Everglades”), and Buckeye Pipe Line Holdings, L.P. (“BPH,” and collectively with Buckeye Pipe Line, Laurel, Everglades and BPH, the “Operating Partnerships”) to MainLine L.P., which is owned by the General Partner.  In connection with the transfer, the Agreement of Limited Partnership of each Operating Partnership, as well as the Management Agreement between each Operating Partnership and its general partner, now MainLine in each case, were amended and restated to reflect MainLine as the new general partner.  A copy of the Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line is attached as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 1.01 by reference. The Amended and Restated Agreements of Limited Partnership of the other Operating Partnerships are substantially identical to that of Buckeye Pipe Line. A copy of the amended and restated Management Agreement of Buckeye Pipe Line is attached as Exhibit 10.3 to this Form 8-K and is incorporated in this Item 1.01 by reference. The amended and restated Management Agreements of the other Operating Partnerships are substantially identical to that of Buckeye Pipe Line.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)          Effective as of August 9, 2006, Mr. Frank S. Sowinski resigned from the Board of Directors of the General Partner.  Mr. Sowinski’s resignation was tendered in connection with his election to the Board of Directors of MainLine Management LLC, the general partner of BGH.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description of the Partnership Agreement described above under Item 1.01 is incorporated in this Item 5.03 by reference. A copy of the Partnership Agreement is filed as Exhibit 3.1 to this Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1                                 Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of August 9, 2006

10.1                           Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006

10.2                           Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., as amended and restated as of August 9, 2006

10.3                           Amended and Restated Management Agreement of Buckeye Pipe Line Company, L.P., as amended and restated as of August 9, 2006

10.4                           Fourth Amended and Restated Exchange Agreement, dated as of August 9, 2006

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	STEPHEN C. MUTHER
Stephen C. Muther
Senior Vice President—Administration,
General Counsel and Secretary

Dated: August 14, 2006

Exhibit Index

Exhibit
3.1	Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of August 9, 2006
10.1	Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006
10.2	Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., as amended and restated as of August 9, 2006
10.3	Amended and Restated Management Agreement of Buckeye Pipe Line Company, L.P., as amended and restated as of August 9, 2006
10.4	Fourth Amended and Restated Exchange Agreement, dated as of August 9, 2006